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                                                            Exhibit (10)(iii)(A)
                                        Amended and Restated as of June 30, 1998


                            HOUGHTON MIFFLIN COMPANY

                              AMENDED AND RESTATED
                       1994 EXECUTIVE STOCK PURCHASE PLAN


1. Purpose. The Houghton Mifflin Company 1994 Executive Stock Purchase Plan ("Plan"), adopted pursuant to the Houghton Mifflin Company 1992 Stock Compensation Plan (the "1992 Plan"), is designed to facilitate the immediate purchase, by the Senior Corporate Officers of Houghton Mifflin Company and its subsidiaries (collectively, the "Company"), of the Company's common stock, par value $1.00 per share ("Common Stock"). The purchases facilitated by the Plan are intended to achieve the following specific purposes:

          a. more closely align Senior Corporate Officers' financial rewards with the financial rewards realized by other Company stockholders;

          b. increase Senior Corporate Officers' motivation to manage the Company as owners; and

          c. increase the ownership of Common Stock among Senior Corporate Officers of the Company.

2. Eligibility and Participation. Individuals eligible to participate are those granted options to purchase shares of Common Stock by vote of the Compensation and Nominating Committee of the Company's Board of Directors (the "Committee") on August 24, 1994. To become a Plan participant ("Participant"), an eligible individual must:

          a. submit a completed and executed Option Grant and Exercise Agreement; and

          b. promptly complete and execute all necessary agreements and other documents relating to the Plan and the loans contemplated by
               Section 3 hereof.


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     The  agreements and other documents specified in this Section 2 must be in such form and must be submitted at such times and to such Company officers as are specified by the Company. No eligible individual is required to participate in the Plan.

3. Payment of Exercise Price. Each Participant must deliver consideration equivalent to 100% of the price for the shares of the Common Stock purchased pursuant to this Plan ("Purchased Shares") at the time, place and manner specified by the Company. The Purchased Shares will not be issued in the Participant's name until the Company has received such consideration. The Company may arrange for each Participant to obtain a loan from a third party ("Third Party Loan") or directly provide a loan (collectively, "Permanent Loan") as consideration to fund the purchase of the Purchased Shares; however, the initial interim funding of the purchase price will be provided by a loan ("Interim Loan") from the Company to the Participant with an interest rate equal to 50 basis points above the average 90-day posted commercial paper rates, as provided by the Company's two commercial paper agents, Merrill Lynch Pierce Fenner & Smith Inc. and CS First Boston Corporation. If the third party financing is arranged, each Participant shall sign a letter of direction which directs all of his or her Third Party Loan proceeds to be paid directly to the Company in payment of the Interim Loan or the Permanent Loan. The Participant is responsible for satisfying all of the lending requirements to qualify for the Third Party Loan. The Participant is fully obligated to repay all principal, interest and any prepayment fees on the Participant's loan when due and payable. While the Interim Loan is outstanding, wherever the context requires in this Plan, references to the third party as lender shall be deemed to be references to the Company as lender.

4. Loan Guarantee. With respect to a Third Party Loan, if any, the Company may be required to guarantee repayment to the lender of 100% of all principal, interest, prepayment fees and other obligations of each Participant under the Participant's loan described in Section 3 hereof. The Company's loan guarantee may be a condition to the loan arrangement the Participant makes with the third party The terms and conditions of the guarantee shall be as agreed by the Company and the lender. As stated in Section 3 hereof, each


                                       2
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     Participant is fully obligated to repay to the lender all principal, interest and any prepayment fees on the Participant's loan when due and payable. The Company may take all action relating to the Participant and his or her assets which the Committee deems reasonable and necessary to provide security for the Interim Loan or Permanent Loan provided by the Company or for the Company's guarantee of the Participant's Third Party Loan (including, without limitation, a pledge of the Purchased Shares) and to obtain full reimbursement for any payments the Company becomes obligated to make to a third party under its guarantee of the Participant's loan.

5. Registration of Shares. The Purchased Shares will be registered in the name of the Participant. Each certificate may bear a legend referring to the Plan and the agreements between the Participant and the Company relating to the Purchased Shares. The certificates for the Purchased Shares, together with all non-cash and other extraordinary dividends on the Purchased Shares, will be held by the Company until all restrictions on the Purchased Shares have lapsed and any loan to the Participant referred to in Section 3 hereof is no longer outstanding. Each Participant shall deliver to the Company a stock power endorsed in blank with respect to the Purchased Shares.

6. Stockholder Rights. During the period in which the Purchased Shares are subject to pledge or restrictions on transfer, each Participant will have all other rights of a stockholder with respect to the Purchased Shares, including the right to vote the Purchased Shares and the right to receive all regular cash dividends paid with respect to the Purchased Shares. To the extent required by the Plan, the loan agreements and other documents relating to the Plan, the Company's Transfer Agent will be irrevocably directed to deliver all such dividends directly to the Company for payment of loan interest on the Permanent Loan. Any regular cash dividends with respect to the Purchased Shares in excess of required interest payments will, at the Participant's option, either be paid directly to the Participant or deposited in a bank account designated by the Participant.


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


7. Restrictions on Sale of Purchased Shares. Each Participant is permitted to sell all or any portion of the Purchased Shares, subject to the following restrictions:

          a. except in the event of death, disability (as determined by the Company, in its sole discretion), or certain terminations of employment, as described in Section 11, 12 or 13 hereof, or a Change in Control as defined in Section 14 hereof, no Participant may sell any portion of the Purchased Shares before the first anniversary of the Participant's payment of the exercise price (hereinafter, each such sequential anniversary may be called an "Anniversary");

          b. no Participant may sell any portion of the Purchased Shares unless all principal, interest and any prepayment fees due on the loan contemplated by Section 3 hereof have previously been paid or all proceeds of the sale are simultaneously applied first to the payment of all such principal, interest and prepayment fees; and

          c. the Company has the right to impose additional restrictions on the timing, amount and form of the sale of the Purchased Shares with respect to any Participant to the extent it determines that such restrictions are necessary or advisable in order to comply with any applicable law. Each Participant must notify the Company of his or her intention to sell the Purchased Shares before such a sale may be implemented. The Company may elect, by notice directed to the Participant on the business day immediately following receipt of such notification, to allow the Participant to sell the Purchased Shares in the open market or to repurchase the Purchased Shares itself. If the Company repurchases the Purchased Shares, the purchase price will be the average closing sale price of a share of Common Stock as reported in the New York Stock Exchange Composite Index over the six-day period consisting of the three trading days before and the three trading days after the notification to the Company of the intent to sell.


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

8. 1992 Plan and Amendment of This Plan. The Plan is governed by the provisions of the 1992 Plan, except as otherwise expressly stated herein. Subject to the provisions of the 1992 Plan, the Committee may amend the Plan at any time it determines an amendment to be in the best interests of the Company. In accordance with the 1992 Plan, no such amendment may adversely affect the rights of a Participant without the consent of the Participant.





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                                                             Exhibit(10)(iii)(A)



                               Amendment Agreement
                               -------------------


     Agreement dated June 30, 1998 between participant (the "Executive") and Houghton Mifflin Company ("the "Company") to amend the 1994 Executive Stock Purchase Plan.


     Whereas, in 1994, the Company adopted the 1994 Executive Stock Purchase Plan (the "Plan") with the purpose of increasing the ownership of the Company's common stock by senior corporate officers; and

     WHEREAS, in connection with the purchase of shares of the Company's common stock under the Plan, the Company and the Executive entered into an Option Grant and Exercise Agreement dated as of August 24, 1994 (the "Agreement"), and the Executive signed a promissory note dated September 30, 1994 (the "Note"); and

     WHEREAS, the Plan permits amendment by the Company with the consent of the participants; and

     WHEREAS, the Company now wishes to amend the Plan in certain respects and the Executive is willing to consent to such amendments, as provided herein;

     NOW, THEREFORE, the parties agree as follows:

     1. All defined terms used in this Consent without definition shall have the meanings ascribed to them in the Plan.

     2. The Plan as originally adopted provided in Section 3 that the term of any Permanent Loan will end no later than 90 days after the fifth Anniversary of payment as required under the Plan, and in Sections 8 through 14, for the Company and Participants to share in any gain or loss on sale of Purchased Shares, under the conditions provided in such Sections. The Company has amended the Plan to (i) delete the sentence in Section 3 requiring repayment of any Permanent Loan within a five-year period, and (ii) delete Sections 8 through 14, renumbering former Section 15 as Section 8.
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     3. The Company has offered to extend the repayment date of the Note, as provided in a new promissory note of even date herewith.

     4. In consideration of the extension of the term of the Note, the Executive hereby consents to the amendments to the Plan described in the preceding paragraph 2.

     5. The terms of the Agreement are hereby modified as necessary to reflect the deletion of Sections 8 through 14 of the Plan.

     IN WITNESS WHEREOF, the parties have executed this Consent Agreement dated as of the date first written above.


                                            HOUGHTON MIFFLIN COMPANY




                                            By:
                                                _______________________________
                                                Susan E. Hardy
                                                Assistant Treasurer


                                            ___________________________________
                                            Name: participant

                                                            Exhibit (10)(iii)(A)


                                     FORM OF
                        REPLACEMENT PROMISSORY NOTE UNDER
                 THE AMENDED 1994 EXECUTIVE STOCK PURCHASE PLAN

<<dollar_amount>>                                          Boston, Massachusetts
                                                           June 30, 1998


     FOR VALUE RECEIVED, the undersigned, participant (the "Borrower"), HEREBY PROMISES TO PAY to or to the order of Houghton Mifflin Company (the "Company"), the principal sum of dollar_amount, in accordance herewith, but in no event later than the Maturity Date. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Company's 1994 Executive Stock Purchase Plan (the "Purchase Plan"). The purpose of the loan represented by this Note is to refinance the purchase of the shares (the "Purchased Shares") of common stock of the Company, par value $1.00 per share, purchased by the Borrower pursuant to the Purchase Plan.

     1. Interest. (a) The Borrower promises to pay interest to the Company on the outstanding principal amount hereof from the date hereof until such principal amount is paid in full at an effective interest rate of six and one-quarter percent (6.25%) if compounded per annum (the "Interest Rate"). Accrued interest and principal is due on October 1, 2003 (the "Maturity Date"). The Interest Rate for the Maturity Period remains at six and one-half percent (6.5%) and is applied to the principal and accrued interest due on the Maturity Date.

     (b) Interest shall be calculated for actual days elapsed on the basis of a 365-day year, and shall compound on a daily basis at .016611% per day.

     (c) The Borrower shall direct the Company to apply all quarterly dividends with respect to the Purchased Shares to interest payable hereunder. In the event that, at any time prior to the Maturity Date, the Company does not declare a quarterly dividend on its common stock, the Borrower shall pay to the Company the per-share amount of $.125 as a substitute for the quarterly dividend.

     2. Repayment. The aggregate principal amount of and all accrued interest and other amounts owing under this Note shall be repayable in full on the Maturity Date.

     3. Prepayment. The outstanding principal amount of and accrued interest under this Note may be prepaid in whole or in part, at any time prior to the Maturity Date, without penalty.

     4. Method of Payment. All payments of principal, interest (other than the amount of any quarterly dividend payment applied directly by the Company to interest pursuant to Paragraph 1(c) above) and other amounts owing hereunder shall be made, without setoff, deduction or counterclaim, in funds which are available on the Maturity Date to the Company at the Company's principal address at 222 Berkeley Street, Boston, Massachusetts 02116, or to such other person and at such other place specified in writing by the Company to the Borrower, by 12:00 noon (New York time) on the date when due. Whenever any payment to be made hereunder shall be stated to be due on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest.

     5. Prior Note. Upon execution of this Note, the Promissory Note of the Borrower dated September 30, 1994, shall be canceled.

     6. Pledge of the Purchased Shares. The Borrower hereby grants to the Company, as security for the obligations of the Borrower hereunder, a security interest in the Purchased Shares. Upon default by Borrower in any obligation of Borrower hereunder, the Company shall have the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts and may take such action as it deems necessary or appropriate, including, without limitation, sale of the Purchased Shares, to satisfy the Borrower's obligations hereunder. The Borrower will execute such documents and take such action as the Company may require to evidence and perfect such security interest.

     7. Waiver of Presentment, etc. The Borrower hereby expressly waives any presentment, demand, protest or notice of any kind by the Company upon the occurrence and during the continuance of a matured event of default in the payment of the principal amount and interest and other amounts outstanding under this Note owing by Borrower, by notice to the Borrower.

     8. Agreements; Representations and Warranties. The Borrower hereby (i) represents that such Borrower's name, address, home phone number and social security number or similar number is correct as listed below, (ii) agrees that any notice permitted or required to be given by the Company to the Borrower pursuant hereto shall be deemed given upon the earlier of actual receipt by the Borrower and three business days after posting in the U.S. first class mail addressed to the Borrower at the address set forth below or at such other address as specified in writing by the Borrower to the Company and (iii) the Borrower acknowledges that he or she is accepting the loan herein contemplated and acquiring the Purchased Shares for the purpose of investment or profit.

     9. Amendments. This Note may not be amended orally but only in writing signed by the Borrower and the Company.

     10. Preservation of Rights; Survival. No delay or omission of the Company to exercise any right with respect to this Note shall impair such right or be construed to be a waiver of any default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right. All remedies which the Company may have shall be cumulative and all shall be available to the Company until this Note has been paid in full. All representations and warranties of the Borrower contained in this Note shall survive delivery of this Note and the making of the loan herein contemplated.

     11. Headings; Entire Agreement. Section headings in this Note are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Note.

     12. Benefits of this Agreement. This Note shall be binding upon the Borrower and the Borrower's personal representatives, heirs and assigns and shall not be construed so as to confer any right or benefit upon any Person other than the Borrower and his or her personal representatives, heirs and assigns.

     13. Expenses; Indemnification. The Borrower agrees to reimburse the Company for any costs, internal charges and out of pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Company, which attorneys may be employees of the Company) paid or incurred by the Company in connection with the collection and enforcement of this Note. The Borrower further agrees to indemnify the Company, its directors, officers and employees (other than the Borrower) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Company is a party thereto) which any of them may pay or incur arising out of or relating to this Note, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of the loan evidenced hereby except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section shall survive the repayment of this Note.

     14. Severability of Provisions. Any provision in this Note that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Note are declared to be severable. If any interest payment or other charge or fee payable by the Borrower under this Note exceeds the maximum amount then permitted by applicable law, the Borrower shall be obligated to pay, and the Company shall be entitled to receive, only the maximum amount permitted by applicable law. If the Company has collected interest in excess of such maximum rate, the Borrower's only remedy will be that the Company will apply such excess interest as a full or partial prepayment of the unpaid balance of the principal amount to the extent of the unpaid principal balance and refund any additional excess amount to the Borrower.

     15. Choice of Law. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE COMMONWEALTH OF MASSACHUSETTS.

     16. CONSENT TO JURISDICTION. THE COMPANY AND THE BORROWER HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR MASSACHUSETTS STATE COURT SITTING IN BOSTON IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING

BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COMPANY TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE COMPANY OR ANY AFFILIATE OF THE COMPANY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE SHALL BE BROUGHT ONLY IN A COURT IN BOSTON, MASSACHUSETTS.

     17. WAIVER OF JURY TRIAL. THE BORROWER AND, BY ACCEPTANCE HEREOF, THE COMPANY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS NOTE.

     IN WITNESS WHEREOF, the undersigned Borrower has executed this Note as of the day and year first above written.




                                            ____________________________________
                                            Borrower:  <<participant>>


                                            ____________________________________
                                            (Home Address)


                                            ____________________________________



                                            ____________________________________
                                            (Home Phone Number)


                                            ____________________________________
                                            (Social Security Number or other
                                            taxpayer identification number,
                                            if any, as applicable)